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                                                                   EXHIBIT 10.33

                                Simmons Company

            $150,000,000, 10 1/4% Senior Subordinated Notes due 2009
                               Purchase Agreement
                               ------------------

Goldman, Sachs & Co.,
Warburg Dillon Read LLC
Fleet Securities, Inc.
U.S. Bancorp Libra, a division of
  U.S. Bancorp Investments, Inc.
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004

Ladies and Gentlemen:

     Simmons Company, a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Purchasers named in Schedule I hereto (the "Purchasers") $150,000,000 in aggregate principal amount of the 10 1/4% Senior Subordinated Notes due 2009 (the "Securities"). The Company is a wholly-owned subsidiary of Simmons Holdings, Inc., a Delaware corporation ("Parent"). When used herein, the term "Subsidiaries" shall mean all subsidiaries of the Company existing as of the date hereof.

1. The Company represents and warrants to, and agrees with, each of the Purchasers that:

            (a) A preliminary offering circular, dated February 26, 1999 (the "Preliminary Offering Circular") and an offering circular, dated March 10, 1999 (the "Offering Circular") have been prepared in connection with the offering of the Securities. Neither the Preliminary Offering Circular nor the Offering Circular nor any amendments or supplements thereto did, or will, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a Purchaser through Goldman, Sachs & Co. expressly for use therein;

            (b) Neither the Company nor any of the Subsidiaries has sustained since the date of the latest audited financial statements included in the Offering Circular any loss or interference with its business from fire, explosion, flood or other

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        calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular; and, since the respective dates as of which information is given in the Offering Circular, there has not been any change in the capital stock or long-term debt of the Company or any of the Subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and the Subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Offering Circular;

            (c) The Company and the Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Offering Circular or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries; and any real property and buildings held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries;

            (d) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Circular, including the issuance of the Securities as contemplated in the Offering Circular and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to so qualify would not have a Material Adverse Effect (as defined below);

            (e) The authorized, issued and outstanding capital stock of the Company is as set forth in the Offering Circular, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable, and are owned of record by Parent;

            (f) This Agreement has been duly authorized, executed and delivered by the Company;

            (g) The Securities have been duly authorized and, when issued and delivered as contemplated by this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company, entitled to the benefits provided by the indenture to be dated as of March 16, 1999 (the "Indenture") between the Company and Sun Trust Bank, Atlanta, as trustee (the "Trustee"), under which they are to be issued, which will be

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        substantially in the form previously delivered to you; the Indenture has been duly authorized and, when executed and delivered by the Company and the Trustee, the Indenture will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Securities and the Indenture will conform, in all material respects, to the descriptions thereof in the Offering Circular and will be in substantially the form previously delivered to you;

            (h) The registration rights agreement (the "Registration Rights Agreement") has been duly authorized by the Company, and when executed, authenticated, issued and delivered by the Company, will constitute the valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles. Pursuant to the Registration Rights Agreement, the Company will agree to file with the Commission, under the circumstances set forth therein, (i) a registration statement under the United States Securities Act of 1933, as amended (the "Act") relating to another series of debt securities of the Company with terms substantially identical to the Securities (the "Exchange Securities") to be offered in exchange for the Securities (the "Exchange Offer"), and (ii) to the extent required by the Registration Rights Agreement, a shelf registration statement pursuant to Rule 415 of the Act relating to the resale by certain holders of the Securities, and in each case, to use its best efforts to cause such registration statements to be declared effective. The Exchange Securities have been duly authorized for issuance by the Company, and when issued and authenticated in accordance with the terms of the Indenture will be the valid and legally binding obligations of the Company, entitled to the benefits provided by the Indenture, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles. The Registration Rights Agreement and the Exchange Securities will conform, in all material respects, to the descriptions thereof in the Offering Circular and will be in substantially the form previously delivered to you;

            (i) Neither the issuance or sale of the Securities nor the application of the proceeds thereof by the Company as set forth in the Offering Circular will violate Regulations T, U or X of the Board of Governors of the Federal Reserve System or analogous foreign laws and regulations;

            (j) Prior to the date hereof, neither the Company nor any of its affiliates has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the offering of the Securities;

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            (k) The issue and sale of the Securities, the compliance by the
        Company with all of the provisions of the Securities, the Indenture, the Registration Rights Agreement and this Agreement, the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (i) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound or to which any of the property or assets of the Company or any of the Subsidiaries is subject, or (ii) the provisions of the Certificate of Incorporation or By-laws of the Company or (iii) (assuming the accuracy of the representations and warranties of the Purchasers contained herein) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their properties except in the case of the foregoing clauses (i) and (iii) for such conflicts, breaches, violations and defaults as would not have a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement, the Registration Rights Agreement or the Indenture, except for the filing of a registration statement by the Company with the Commission pursuant to the Act pursuant to the Registration Rights Agreement and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or "Blue Sky" laws in connection with the purchase and distribution of the Securities by the Purchasers;

            (l) Neither the Company nor any of the Subsidiaries is in (i) violation of its Certificate of Incorporation or By-laws or (ii) default in the performance or observance of any obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except in the case of clause (ii) for such defaults as would not have a Material Adverse Effect;

            (m) The statements set forth in the Offering Circular under the captions "Description of Notes", "Other Indebtedness", "Certain Relationships and Related Transactions" and "Certain United States Federal Income Tax Considerations" insofar as they purport to constitute a summary of certain of the terms of the Securities, the Indenture, the Registration Rights Agreement and the New Senior Credit Agreement and insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects;

            (n) Other than as set forth in the Offering Circular, there are no legal or governmental proceedings pending to which the Company or any of the Subsidiaries is a party or of which any property of the Company or any of the Subsidiaries is the subject which, if determined adversely to the Company or any of the Subsidiaries,

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        would individually or in the aggregate have a Material Averse Effect;
        and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

            (o) When the Securities are issued and delivered pursuant to this Agreement, the Securities will not be of the same class (within the meaning of Rule 144A under the Act) as any security of the Company which is listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or quoted in a U.S. automated inter-dealer quotation system;

            (p) The Company (A) is not and (after giving effect to the offering and sale of the Securities and the application of net proceeds therefrom) will not be an "investment company", or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act") or (B) is not a "holding company", a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utilities Holding Company Act of 1935, as amended (the "Public Utilities Act") or is not a "public utility", as such term is defined in the Federal Power Act, as amended (the "Federal Power Act");

            (q) Neither the Company, nor any person acting on its behalf has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act or, with respect to Securities sold outside the United States to non-U.S. persons (as defined in Rule 902 under the Act), by means of any directed selling efforts within the meaning of Rule 902 under the Act and the Company, any affiliate of the Company and any person acting on its behalf has complied with and will implement the "offering restriction" within the meaning of such Rule 902;

            (r) Within the preceding six months, neither the Company nor any other person acting on behalf of the Company has offered or sold to any person any securities of the same or a similar class as the Securities, other than Securities offered or sold to the Purchasers hereunder. The Company will take reasonable precautions designed to insure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Act) of any Securities or any substantially similar security issued by the Company, within six months subsequent to the date on which the distribution of the Securities has been completed (as notified to the Company by Goldman, Sachs & Co.), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Act;

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            (s) PricewaterhouseCoopers LLP who have certified certain financial statements of the Company and the Subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

            (t) The Company and each of the Subsidiaries has complied in all respects with all laws, regulations and orders applicable to it or its businesses the violation of which would have a material adverse effect upon the business, properties, financial condition, earnings, or prospects of the Company and its Subsidiaries, taken as a whole (a "Material Adverse Effect");

            (u) Neither the Company nor any of the Subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or any provision of the Foreign Corrupt Practices Act or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect; The Company has reviewed the effect of Environmental Laws and the disposal of hazardous or toxic substances, wastes, pollutants and contaminants on the business, assets, operations and properties of the Company and its Subsidiaries and has identified and evaluated the associated costs and liabilities and on the basis of such reviews, the Company has reasonably concluded that such associated costs and liabilities would not have a Material Adverse Effect;

            (v) Each of the Company and the Subsidiaries has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "Authorization") of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. Each such Authorization is valid and in full force and effect and each of the Company and the Subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and such Authorizations contain no restrictions that are burdensome to the Company or any of the Subsidiaries; except where such failure to be valid and in full force and effect or to be in compliance, the

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        occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect;
        and

            (w) The Company and each of the Subsidiaries owns or possesses or has the right to use the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, the "Intellectual Property") presently employed by it in connection with, and material to, collectively or in the aggregate, the operation of the businesses now operated by it, and, neither the Company nor any of the Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to the foregoing which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

2. Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase from the Company, at a purchase price of 10 1/4% of the principal amount thereof, plus accrued interest , if any, from March 16, 1999 to the Time of Delivery hereunder, the principal amount of Senior Subordinated Notes set forth opposite the name of such Purchaser in
Schedule I hereto.

3. Upon the authorization by you of the release of the Securities, the several Purchasers propose to offer the Securities for sale upon the terms and conditions set forth in this Agreement and the Offering Circular and each Purchaser hereby represents and warrants to, and agrees with the Company that:

            (a) It will offer and sell the Securities only to (i) persons who it reasonably believes are "qualified institutional buyers" ("QIBs") within the meaning of Rule 144A under the Act in transactions meeting the requirements of Rule 144A or (ii) upon the terms and conditions set forth in Annex I to this Agreement;

            (b) It is an Institutional Accredited Investor; and

            (c) Neither it nor any person acting on its behalf will offer or sell the Securities by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Act.

4. (a) The Securities to be purchased by each Purchaser hereunder will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company ("DTC") or its designated custodian. The Company will deliver the Securities to Goldman, Sachs & Co., for the account of each Purchaser, against payment by or on behalf of such Purchaser of the purchase price therefor by wire transfer of Federal (same day) funds to an account designated by the Company, by causing DTC to credit the Securities to the account of Goldman, Sachs & Co. at

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DTC.  The Company will cause the certificates representing the Securities to be made available to Goldman, Sachs & Co. for checking at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on March 16, 1999 or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date are herein called the "Time of Delivery".

            (b) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Purchasers pursuant to Section 7 hereof, will be delivered at such time and date at the offices of Latham & Watkins 885 Third Avenue, New York, New York 10022 (the "Closing Location"), and the Securities will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at 2:00 p.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

5.          The Company agrees with each of the Purchasers:

            (a) To prepare the Offering Circular in a form approved by you; to make no amendment or any supplement to the Offering Circular which shall be disapproved of by you promptly after reasonable notice thereof; and to furnish you with copies thereof;

            (b) Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

            (c) To furnish the Purchasers with copies of the Offering Circular and each amendment or supplement thereto signed by an authorized officer of the Company with the independent accountants' report(s) in the Offering Circular, and any amendment or supplement containing amendments to the financial statements covered by such report(s), signed by the accountants, and additional copies thereof in such quantities as you may from time to time reasonably request, and if, at any time prior to the completion of the distribution of the Notes, any event shall have occurred

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       as a result of which the Offering Circular as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Circular is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Offering Circular, to notify you and upon your request to prepare and furnish without charge to each Purchaser and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Offering Circular or a supplement to the Offering Circular which will correct such statement or omission or effect such compliance;

            (d) During the period beginning from the date hereof and continuing until the date six months after the Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder any securities of the Company that are substantially similar to the Securities;

            (e) Not to be or become, at any time prior to the expiration of three years after the Time of Delivery, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under
        Section 8 of the Investment Company Act;

            (f) At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, for the benefit of holders from time to time of Securities, to furnish at its expense, upon request, to holders of Securities and prospective purchasers of securities information (the "Additional Issuer Information") satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Act;

            (g) If requested by you, to use its best efforts to cause such Securities to be eligible for the PORTAL trading system of the National Association of Securities Dealers, Inc.;

            (h) To furnish to the holders of the Securities as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated Subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the first fiscal quarter of the fiscal year ending after the date of the Offering Circular), consolidated summary financial information of the Company and the Subsidiaries for such quarter in reasonable detail;

            (i) During a period ending on the earlier of: (i) five years from the date of the Offering Circular and (ii) the date on which none of the Securities remain outstanding, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders of the Company, and to deliver to you as soon as they are available, copies of any reports and financial statements

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        furnished to or filed with the Commission or any securities exchange on which the Securities or any class of securities of the Company is listed;

            (j) During the period of two years after the Time of Delivery, the Company will not, and will not permit any of its "affiliates" (as defined in Rule 144 under the Act) to, resell any of the Securities which constitute "restricted securities" under Rule 144 that have been reacquired by any of them;

            (k) To comply with all of its agreements in the Registration Rights Agreement;

            (l) To comply with all of its agreements in the Indenture; and

            (m) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Offering Circular under the caption "Use of Proceeds".

6. The Company covenants and agrees with the several Purchasers that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the issue of the Securities and all other expenses in connection with the preparation, printing and filing of the Preliminary Offering Circular and the Offering Circular and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Purchasers and dealers; (ii) the cost of copying or producing any Agreement among Purchasers, this Agreement, the Registration Rights Agreement, the Indenture, the Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in
Section 5(b) hereof, including the fees and disbursements of counsel for the Purchasers in connection with such qualification and in connection with the "Blue Sky" and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities and the Exchange Securities; (v) the cost of preparing the Securities and the Exchange Securities; (vi) the reasonable fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture, the Securities and the Exchange Securities; (vii) any cost incurred in connection with the designation of the Securities and Exchange Securities for trading in PORTAL; and (viii) all other costs and expenses incident to the performance of their respective obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Purchasers will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

7. The obligations of the Purchasers hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Time of Delivery, true and correct, the condition that the

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Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

            (a) Latham & Watkins, counsel for the Purchasers, shall have furnished to you such opinion or opinions, dated the Time of Delivery, with respect to such matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

            (b) Ropes & Gray, counsel for the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                  (i) This Agreement has been duly authorized, executed and
            delivered by the Company;

                  (ii) The Securities have been duly authorized executed and delivered and (assuming the due authorization, execution and delivery of the Indenture by the Trustee and due authentication and delivery of the Securities by the Trustee in accordance with the terms of the Senior Subordinated Note Indenture) constitute valid and legally binding obligations of the Company, entitled to the benefits provided by the Indenture and enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency or other similar laws affecting creditors' rights generally or by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

                  (iii) The Indenture has been duly authorized, executed and delivered by the Company and (assuming the due authorization, execution and delivery thereof by the Trustee) constitutes a valid and legally binding instrument, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency or other similar laws affecting creditors' rights generally or by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

                  (iv) The Registration Rights Agreement has been duly
            authorized by the Company, and is the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency or other similar laws affecting creditors' rights generally or by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and, as to rights of indemnification, to principles of public policy or federal or state securities laws relating thereto;

                  (v) The Exchange Securities have been duly and validly
            authorized for issuance by the Company, and when issued and authenticated in accordance with the terms of the Indenture will be the valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, except as the enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency or other similar laws affecting creditors' rights generally or by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

                  (vi) To the knowledge of such counsel, no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement, the Registration Rights Agreement or the Indenture, except, that such counsel need not express any opinion in such paragraph as to federal or state securities or Blue Sky laws;

                  (vii) The statements set forth in the Offering Circular under the captions "The Transactions", "Other Indebtedness", "Description of Notes" "Certain Relationships and Related Transactions" and "Certain United States Federal Income Tax Considerations" insofar as they purport to constitute a summary of the terms of the Securities, the Indenture, the Registration Rights Agreement and the New Senior Credit Agreement, are accurate summaries of such terms and such provisions, respectively, in all material respects;

                  (viii) Assuming (a) the accuracy of the representations and warranties of (1) the Company set forth in Section 1(j), (o), (q) and (r) hereof and (2) the Purchasers set forth in Section 3 hereof,
            (b) the due performance by the Company and the Purchasers of the covenants and agreements of each of them set forth herein, (c) compliance by the Purchasers with the offering, resale and transfer procedures and restrictions described in Annex I hereof and in the Offering Circular and (d) that the Purchasers (1) reasonably believe that each of the purchasers to whom the Purchasers initially resell the Securities pursuant to Rule 144A is at the time of such resale a "qualified institutional buyer" as such term is defined in Rule 144A and (2) have not engaged in any general solicitation or directed selling efforts in the United States with respect to the sale of the Securities, the offer, sale and delivery of the Securities to the Purchasers, and the initial resales by the Purchasers in the manner contemplated by the Purchase Agreement and the Offering Circular, do not require registration under the Act, and the Indenture is not required to be qualified under the Trust Indenture Act of 1939, as amended (it being understood that we express no opinion in this paragraph as to any reoffer or resale of any Securities initially sold by the Purchasers);

                  (ix) The Offering Circular, as of its date, and each amendment or supplement thereto, as of its date, contains the information specified in Rule 144A(d)(4) under the Act;

                  (x) Neither the issuance or sale of the Securities nor the application of the proceeds thereof by the Company as set forth in the Offering Circular will violate Regulations T, U or X of the Board of Governors of the Federal Reserve System or analogous foreign laws and regulations; and

                  (xi) The Company (A) is not and (after giving effect to the offering and sale of the Securities and the application of net proceeds therefrom) will not be an "investment company", or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act or (B) is not a "holding company", a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utilities Act or is not a "public utility", as such term is defined in the Federal Power Act.

          Such counsel has no reason to believe that (A) the Offering Circular, as of its date, and any amendment or supplement thereto, as of its date, contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (B) the Offering Circular, as amended or supplemented as of the Time of Delivery (other than the financial statements, including the notes and schedules thereto, and financial data set forth or referred to in the Offering Circular, as to which such counsel expresses no opinion), contains any untrue statement of material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (c) Jones, Day, Reavis & Pogue, counsel for the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                  (i) The Company has been duly incorporated and is validly
            existing as a corporation in good standing under the laws of the state of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Offering Circular, including the issuance of the Securities as contemplated in the Offering Circular;

                  (ii) The authorized, issued and outstanding capital stock of the Company is as set forth in the Offering Circular, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable, and are owned of record by Parent;

                  (iii) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction listed on an exhibit to the opinion of such counsel in which it owns or leases properties or conducts any business so as to require such qualification, (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

                  (iv) To the best of such counsel's knowledge and other than as set forth in the Offering Circular, after making inquiry of officers of the Company but without investigation of governmental records or court dockets or making any other independent investigation, there are no legal or governmental proceedings pending to which the Company is a party or of which any property of the Company is the subject which, would place in question the legality, validity or enforceability of the transactions contemplated in the Offering Circular; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others (such counsel's knowledge being limited to the individual attorneys who have given substantive attention to such counsel's representation of the Company); and

                  (v) The issue and sale of the Securities, the execution and delivery of this Agreement, the Indenture and the Registration Rights Agreement, the performance by the Company of its obligations hereunder and thereunder will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (A) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel and listed on an exhibit to the opinion of such counsel to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, (B) the Certificate of Incorporation or By-laws of the Company or (C) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of their properties, except in the case of clauses (A) and (C), for such conflicts, breaches, violations or defaults as would not have a Material Adverse Effect (such counsel being entitled to rely in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that they believe that both you and they are justified in relying upon such certificate);

            (d) On the date of the Offering Circular prior to the execution of this Agreement and also at the Time of Delivery, PricewaterhouseCoopers, LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you;

            (e) On the date of the Offering Circular prior to the execution of this Agreement and also at the Time of Delivery, Arthur Andersen shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you;

            (f) (i) Neither the Company nor any of the Subsidiaries shall have sustained since the date of the latest audited financial statements included in the Offering Circular any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular, and (ii) since the respective dates as of which information is given in the Offering Circular there shall not have been any change in the capital stock or long-term debt of the Company or any of the Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and the Subsidiaries, otherwise than as set forth or contemplated in the Offering Circular, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in this Agreement and in the Offering Circular;

            (g) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

            (h) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities declared by either Federal or New York; (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iii) in the judgment of the Purchasers makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in the Offering Circular; or (iv) the occurrence of any material adverse change in the existing financial, political or economic conditions in the United States or elsewhere, which, in the judgment of the Purchasers, would materially and adversely affect the financial markets or the markets for the Securities or other debt securities;

            (i) The Securities have been designated for trading on PORTAL;

            (j) The Company shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in the first paragraph of this Section 7 and subsections (f) and
        (g) of this Section 7 and as to such other matters as you may reasonably request;

            (k) The Company shall have entered into the Registration Rights Agreement and you shall have received executed counterparts thereof;

            (l) The Company shall have entered into the Indenture and you shall have received executed counterparts thereof;

            (m) The Company shall have repaid all borrowings under the Bridge Notes to West Street Fund I, L.L.C. and UBS A.G., Stamford Branch; and

            (n) The Company shall have repaid all borrowings under the Junior Subordinated Notes to the holders thereof.

     8. (a) The Company will indemnify and hold harmless each Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular or the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Circular or the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Purchaser through Goldman, Sachs & Co. expressly for use therein.

        (b) Each Purchaser will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular or the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Offering Circular or the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Purchaser through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

        (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission by the indemnified party so to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of the indemnified party.

        (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Purchasers on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Purchasers, in each case as set forth in the Offering Circular. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Purchasers on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to investors were offered to investors exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

        (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Act; and the obligations of the Purchasers under this Section 8 shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

     9. (a) If any Purchaser shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Purchaser you do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties reasonably satisfactory the non-defaulting Purchaser to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Securities, or the Company notifies you that it has so arranged for the purchase of such Securities, you or the Company shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Offering Circular, or in any other documents or arrangements, and the Company agrees to prepare promptly any amendments to the Offering Circular which in your opinion may thereby be made necessary. The term "Purchaser" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

            (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Company as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Purchaser to purchase the principal amount of Securities which such Purchaser agreed to purchase hereunder and, in addition, to require each non-defaulting Purchaser to purchase its pro rata share (based on the principal amount of Securities which such Purchaser agreed to purchase hereunder) of the Securities of such defaulting Purchaser or Purchasers for which such arrangements have not been made; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

            (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Company as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Purchasers to purchase Securities of a defaulting Purchaser or Purchasers, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Purchaser or the Company, except for the expenses to be borne by the Company and the Purchasers as provided in
        Section 6 hereof and the indemnity and contribution agreements in
        Section 8 hereof; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Purchasers, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Purchaser or any controlling person of any Purchaser, or the Company, or any officer or director or controlling person of the Company and shall survive delivery of and payment for the Securities.

11. If this Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Purchaser except as provided in Sections 6 and 8 hereof; but if for any other reason the Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Purchasers through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Purchasers in making preparations for the purchase, sale and delivery of the Securities, but the Company shall then be under no further liability to any Purchaser except as provided in Sections 6 and 8 hereof.

12. In all dealings hereunder, you shall act on behalf of each of the Purchasers, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Purchaser made or given by you.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Purchasers shall be delivered or sent by mail, telex or facsimile transmission to you in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Offering Circular, Attention:
Secretary; provided, however, that any notice to a Purchaser pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Purchaser at its address set forth in its Purchasers' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

13. This Agreement shall be binding upon, and inure solely to the benefit of, the Purchasers, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Purchaser, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Purchaser shall be deemed a successor or assign by reason merely of such purchase.

14.         Time shall be of the essence of this Agreement.

15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

          If the foregoing is in accordance with your understanding, please sign and return to us ten counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement between each of the Purchasers and the Company. It is understood that your acceptance of this letter on behalf of each of the Purchasers is pursuant to the authority set forth in a form of Agreement among Purchasers, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                 [Purchase Agreement Signature Page(s) Follow]

                              Very truly yours,

                              SIMMONS COMPANY

                              By:/s/ J.C. Daiker
                                 Name: Jonathan C. Daiker
                                 Title: Executive Vice-President
                                        Chief Financial Officer

Accepted as of the date hereof:

GOLDMAN, SACHS & CO.
FLEET SECURITIES, INC.
U.S. BANCORP LIBRA, A DIVISION OF
    U.S. BANCORP INVESTMENTS, INC.
WARBURG DILLON READ LLC

By:/s/ Goldman, Sachs & Co.
   (Goldman, Sachs & Co.)
   On behalf of the Purchasers

                       Purchase Agreement Signature Page

                                   SCHEDULE I

                                                                                Principal Amount of Senior
                                                                                 Subordinated Notes to be
Purchaser                                                                                Purchased
---------------------------------------------------------------------------

Goldman, Sachs & Co........................................................                       $ 75,000,000
                                                                           -----------------------------------
Warburg Dillon Read LLC....................................................                         45,000,000
                                                                           -----------------------------------
Fleet Securities, Inc......................................................                         15,000,000
                                                                           -----------------------------------
U.S. Bancorp Libra, a division of U.S. Bancorp Investments, Inc............                         15,000,000
                                                                           -----------------------------------

     Total.................................................................                       $150,000,000
                                                                           ===================================

                               Schedule I Page 1

                                                                         ANNEX I

     The Securities have not been and will not be registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act. Each Purchaser represents that it has offered and sold the Securities, and will offer and sell the Securities (i) as part of their distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Time of Delivery, only in accordance with Rule 903 of Regulation S or Rule 144A or pursuant to Paragraph 2 of this Annex I under the Act. Accordingly, each Purchaser agrees that neither it, its affiliates nor any persons acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and it and they have complied and will comply with the offering restrictions requirement of Regulation S. Each Purchaser agrees that, at or prior to confirmation of sale of Securities (other than a sale pursuant to Rule 144A) or pursuant to Paragraph 2 of this Annex I, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the restricted period a confirmation or notice to substantially the following effect:

          "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Act. Terms used above have the meaning given to them by Regulation S."

Terms used in this paragraph have the meanings given to them by Regulation S.

     (1) Notwithstanding the foregoing, Securities in registered form may be offered, sold and delivered by the Purchasers in the United States and to U.S. persons pursuant to Section 3 of this Agreement without delivery of the written statement required by paragraph (1) above.

     (2) Each Purchaser further represents and agrees that (i) it has not offered or sold and prior to the date six months after the date of issue of the Securities will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, (b) it has complied, and will comply, with all applicable provisions of the Financial Services Act of 1986 of Great Britain with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom, and (c) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issuance of the Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions)

                                Annex I Page 1

Order 1996 of Great Britain or is a person to whom the document may otherwise lawfully be issued or passed on.

     (3) Each Purchaser agrees that it will not offer, sell or deliver any of the Securities in any jurisdiction outside the United States except under circumstances that will result in compliance with the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its purchase and resale of the Securities in such jurisdictions. Each Purchaser understands that no action has been taken to permit a public offering in any jurisdiction outside the United States where action would be required for such purpose. Each Purchaser agrees not to cause any advertisement of the Securities to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Securities, except in any such case with Goldman, Sachs & Co.'s express written consent and then only at its own risk and expense.

                                Annex I Page 2